(i) Based on their evaluation of the
Registrant's Disclosure Controls and
Procedures as of a date within 90 days
of the Filing Date, the Registrant's
President and Treasurer/CFO have
determined that the Disclosure
Controls and Procedures (as defined in
Rule 30a-2(c) under the Act) are
designed to ensure that information
required to be disclosed by the
Registrant is recorded, processed,
summarized and reported by the filing
Date, and that information required to
be disclosed in the report is
communicated to the Registrant's
management, as appropriate, to allow
timely decisions regarding required
disclosure.

(ii) There were no significant changes
in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

(iii) Certification of principal
executive officer (see attached) and
Certification of principal financial
officer (see attached).

FORM N-SAR CERTIFICATION

I, Gary W. Lisenbee, certify that:

  1. I have reviewed this report on
  Form N-SAR of MW Capital
  Management Funds;
  2. Based on my knowledge, this
  report does not contain any untrue
  statement of a material fact or
  omit to state a material fact
  necessary to make the statements
  made, in light of the
  circumstances under which such
  statements were made, not
  misleading with respect to the
  period covered by this report;
  3. Based on my knowledge, the
  financial information included in
  this report, and the financial
  statements on which the financial
  information is based, fairly
  present in all material respects the
  financial condition, results of
  operations, changes in net assets,
  and cash flows (if the financial
  statements are required to include
  a statement of cash flows) of the
  registrant as of, and for, the
  periods presented in this report;
  4. The registrant's other certifying
  officers and I are responsible for
  establishing and maintaining
  disclosure controls and procedures
  (as defined in rule 30a-2(c) under
  the Investment Company Act) for
  the registrant and have:
       a) designed such
       disclosure controls and
       procedures to ensure that
       material information
       relating to the registrant,
       including its consolidated
       subsidiaries, is made
       known to us by others
       within those entities,
       particularly during the
       period in which this
       report is being prepared;
       b) evaluated the
       effectiveness of the
       registrant's disclosure
       controls and procedures
       as of a date within 90
       days prior to the filing
       date of this report (the
       "Evaluation Date"); and
       c) presented in this
       report our conclusions
       about the effectiveness of
       the disclosure controls
       and procedures based on
       our evaluation as of the
       Evaluation Date;
  4. The registrant's other certifying
  officers and I have disclosed,
  based on our most recent
  evaluation, to the registrant's
  auditors and the audit committee
  of the registrant's board of
  directors (or persons performing
  the equivalent functions):
  a) all significant deficiencies in the
  design or operation of internal
  controls which could adversely
  affect the registrant's ability to
  record, process, summarize, and
  report financial data and have
  identified for the registrant's
  auditors any material weaknesses
  in internal controls; and
  b) any fraud, whether or not material,
  that involves management or other
  employees who have a significant
  role in the registrant's internal
  controls; and
  3. The registrant's other certifying
  officers and I have indicated in
  this report whether or not there
  were significant changes in
  internal controls or in other
  factors that could significantly
  affect internal controls subsequent
  to the date of our most recent
  evaluation, including any
  corrective actions with regard to
  significant deficiencies and
  material weaknesses.


                                   /s/ Gary W. Lisenbee
Date: 2/24/2003
               Gary W.
Lisenbee

               President